Exhibit 99.2

OFFICER’S CERTIFICATE

I, Amber Kopp, Assistant Secretary of Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds Inc., SunAmerica Senior Floating Rate Fund Inc., SunAmerica Series Inc. and SunAmerica Specialty Series (the “Funds”), hereby certify that the following is a true and correct copy of the resolutions adopted by the Board of Trustees (the “Board”) of the Funds, including a majority of the Trustees who are not interested persons of the Trust as defined under the Investment Company Act of 1940, as amended (the “Disinterested Trustees”) (the “1940 Act”), by written consent dated August 30, 2019, and that the resolutions remain in full force and effect.

RESOLVED, that it is the determination of the Board, including a majority of the Disinterested Trustees, that the Bond covering officers and employees of the Funds in accordance with the requirements of Rule 17g-1 under the 1940 Act in the amount of $20,500,000 is reasonable in form and amount, after having given due consideration to the value of the aggregate assets of the Funds’ separate series (the “Series”) to which any such covered persons may have access, the type and terms of the arrangements made for the custody and safekeeping of such assets, the nature of the securities in the portfolios of the Series and all other relevant factors; and the proposed allocation of the total one-year premium of $40,065 among each Series as set forth in the schedule presented to the Board, be and is authorized and approved, after having taken into consideration the number of other parties named as insured parties under said Bond, the nature of the business activities of such other parties, the amount of said Bond and the amount of the total one-year premium therefore, the ratable allocation of such total one-year premium among the insured parties under said Bond, the extent to which the share of the total one-year premium allocated to the Funds was less than the premium the Funds would have to pay if it had provided and maintained a blanket bond which named the Funds as the only insured party and all other relevant factors; and it is

FURTHER RESOLVED, that the Board hereby approves the Agreement Amongst the Named Insured, in substantially the form presented to the Board, and authorizes its execution by the proper officers of the Funds; and it is

FURTHER RESOLVED, that the proper officers of the Funds be, and each hereby is, authorized to make any and all payments and do any and all such further acts, including making the appropriate filings and/or giving any notices, in the name of the Funds and on their behalf, as they, or any of them, may determine to be necessary or desirable and proper in connection with or in furtherance of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of August, 2019

/s/ Amber Kopp
Amber Kopp

OFFICER’S CERTIFICATE

I, Amber Kopp, Assistant Secretary of SunAmerica Series Trust and Seasons Series Trust (the “Funds”), hereby certify that the following is a true and correct copy of the resolutions adopted by the Board of Trustees (the “Board”) of the Funds, including a majority of the Trustees who are not interested persons of the Trust as defined under the Investment Company Act of 1940, as amended (the “Disinterested Trustees”) (the “1940 Act”), by written consent dated August 30, 2019, and that the resolutions remain in full force and effect.

RESOLVED, that it is the determination of the Board, including a majority of the Disinterested Trustees, that the Bond covering officers and employees of the Funds in accordance with the requirements of Rule 17g-1 under the 1940 Act in the amount of $20,500,000 is reasonable in form and amount, after having given due consideration to the value of the aggregate assets of the Funds’ separate series (the “Series”) to which any such covered persons may have access, the type and terms of the arrangements made for the custody and safekeeping of such assets, the nature of the securities in the portfolios of the Series and all other relevant factors; and the proposed allocation of the total one-year premium of $40,065 among each Series as set forth in the schedule presented to the Board, be and is authorized and approved, after having taken into consideration the number of other parties named as insured parties under said Bond, the nature of the business activities of such other parties, the amount of said Bond and the amount of the total one-year premium therefore, the ratable allocation of such total one-year premium among the insured parties under said Bond, the extent to which the share of the total one-year premium allocated to the Funds was less than the premium the Funds would have to pay if it had provided and maintained a blanket bond which named the Funds as the only insured party and all other relevant factors; and it is

FURTHER RESOLVED, that the Board hereby approves the Agreement Amongst the Named Insured, in substantially the form presented to the Board, and authorizes its execution by the proper officers of the Funds; and it is

FURTHER RESOLVED, that the proper officers of the Funds be, and each hereby is, authorized to make any and all payments and do any and all such further acts, including making the appropriate filings and/or giving any notices, in the name of the Funds and on their behalf, as they, or any of them, may determine to be necessary or desirable and proper in connection with or in furtherance of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of August, 2019

/s/ Amber Kopp
Amber Kopp

OFFICER’S CERTIFICATE

I, Amber Kopp, Assistant Secretary of VALIC Company I and VALIC Company II (the “Funds”), hereby certify that the following is a true and correct copy of the resolutions adopted by the Board of Trustees (the “Board”) of the Funds, including a majority of the Trustees who are not interested persons of the Trust as defined under the Investment Company Act of 1940, as amended (the “Disinterested Trustees”) (the “1940 Act”), by written consent dated August 30, 2019, and that the resolutions remain in full force and effect.

RESOLVED, that it is the determination of the Board, including a majority of the Disinterested Trustees, that the Bond covering officers and employees of the Funds in accordance with the requirements of Rule 17g-1 under the 1940 Act in the amount of $20,500,000 is reasonable in form and amount, after having given due consideration to the value of the aggregate assets of the Funds’ separate series (the “Series”) to which any such covered persons may have access, the type and terms of the arrangements made for the custody and safekeeping of such assets, the nature of the securities in the portfolios of the Series and all other relevant factors; and the proposed allocation of the total one-year premium of $40,065 among each Series as set forth in the schedule presented to the Board, be and is authorized and approved, after having taken into consideration the number of other parties named as insured parties under said Bond, the nature of the business activities of such other parties, the amount of said Bond and the amount of the total one-year premium therefore, the ratable allocation of such total one-year premium among the insured parties under said Bond, the extent to which the share of the total one-year premium allocated to the Funds was less than the premium the Funds would have to pay if it had provided and maintained a blanket bond which named the Funds as the only insured party and all other relevant factors; and it is

FURTHER RESOLVED, that the Board hereby approves the Agreement Amongst the Named Insured, in substantially the form presented to the Board, and authorizes its execution by the proper officers of the Funds; and it is

FURTHER RESOLVED, that the proper officers of the Funds be, and each hereby is, authorized to make any and all payments and do any and all such further acts, including making the appropriate filings and/or giving any notices, in the name of the Funds and on their behalf, as they, or any of them, may determine to be necessary or desirable and proper in connection with or in furtherance of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of August, 2019

/s/ Amber Kopp
Amber Kopp